SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2002

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-9052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

2001 Third Avenue South, Birmingham, Alabama 35233
(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 325-4200

None
(Former name or former address, if changed since last report)

Index of Exhibits page 2.

Total number of pages in this report is 3.

Item 7.    Financial Statement and Exhibits.

(a)	Financial Statements of businesses acquired.
Not	applicable.

(b)	Pro forma financial information.
Not	applicable.

(c)	Exhibits.

Designation of Exhibits in this Report	Description of Exhibit
(99)	Sworn statements of Torchmark Corporation’s Principal Executive Officer and Principal Financial Officer pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)

Item 9.    Regulation FD Disclosure.

On August 13, 2002, Torchmark Corporation filed sworn statements of C.B. Hudson, its Chairman and Chief Executive Officer, and Gary L. Coleman, its Executive Vice President and Chief Financial Officer (the “Sworn Statements”), with the Securities and Exchange Commission (“SEC”) pursuant to the SEC’s order of June 27, 2002, requiring the filing of sworn statements regarding facts and circumstances relating to Exchange Act filings pursuant to Section 21(a)(1) of the Exchange Act. The Sworn Statements are attached hereto as Exhibit 99 and are incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

By:	/s/ CAROL A. MCCOY
Carol A. McCoy Vice President, Associate Counsel and Secretary
Date: August 13, 2002

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